10.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF AN
REPUBLIC BANK & TRUST COMPANY	)	ORDER TO CEASE AND DESIST
LOUISVILLE,KENTUCKY	)
	)	FDIC-08-308b
(Insured State Nonmember Bank))
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") by the Federal Deposit Insurance Corporation ("FDIC") it is hereby stipulated and agreed by and among representatives of the FDIC and Republic Bank & Trust Company, Louisville, Kentucky ("Bank") as follows:

1.           The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING ("NOTICE") detailing the unsafe and unsound banking practices alleged to have been committed by the Bank and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818(b), and has knowingly waived that right.

2.  The Bank, solely for the purpose of this proceeding and without admitting or denying any of the charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC.

3.           The Bank further stipulates and agrees that such ORDER shall be deemed to be a cease-and-desist order which has become final and unappealable, and that the ORDER shall become effective ten (10) days after its issuance by the FDIC and fully enforceable by the FDIC pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i), subject only to the conditions set forth in paragraph 4 of this CONSENT AGREEMENT.

4.           In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce the ORDER will be taken by the FDIC in the United States District Court or the appropriate Federal Circuit Court unless the Bank, any Bank institution-affiliated party, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), or any of its successors or assigns, has violated or is about to violate any provision of the ORDER.

5.           The Bank hereby waives:

(a)           The receipt of a NOTICE;

(b)           All defenses and counterclaims of any kind to this proceeding;

(c)           A hearing for the purpose of taking evidence on the allegations in the NOTICE;

(d)           The filing of proposed findings of fact and conclusions of law;

(e)           A recommended decision of an Administrative Law Judge; and

(f)           Exceptions and briefs with respect to such recommended decision.

Dated this 20th day of February, 2009.

FEDERAL DEPOSIT INSURANCE	REPUBLIC BANK & TRUST COMPANY
CORPORATION,	LOUISVILLE, KENTUCKY
LEGAL DIVISION

By:	By:

/s/ Louis J. DiPetro	/s/ Ronald F Barnes
Louis J. DiPietro	Ronald F. Barnes
Deputy Regional Counsel	Director

/s/ Campbell Brown
Campbell Brown
Director

/s/ Stan Curtis
Stan Curtis
Director

/s/ Laura M. Douglas
Laura M. Douglas
Director

/s/ George E. Fischer
George E. Fischer
Director

/s/ D. Harry Jones
D. Harry Jones
Director

/s/ Tom Jurich
Tom Jurich
Director

/s/ Kent Oyler
Kent Oyler
Director

/s/ Mary Ellen Slone
Mary Ellen Slone
Director

/s/ A. Scott Trager
A. Scott Trager
Director

/s/ Bernard M. Trager
Bernard M. Trager
Director

/s/ Steven E. Trager
Steven E. Trager
Chairman of the Board

Comprising the Board of
Directors of
REPUBLIC BANK & TRUST COMPANY
LOUISVILLE, KENTUCKY